Regulation	12 Months Ended
Dec. 31, 2020
Regulated Operations [Abstract]
Regulation	REGULATION
General

The earnings of the Corporation's regulated utilities are determined under cost of service ("COS") regulation, with some using performance-based rate setting ("PBR") mechanisms.

Under COS regulation, the regulator sets customer rates to permit a reasonable opportunity for the timely recovery of the estimated costs of providing service, including a fair rate of return on a regulatory deemed or targeted capital structure applied to an approved regulatory asset value ("rate base"). PBR mechanisms generally apply a formula that incorporates inflation and assumed productivity improvements for a set term.

The ability to recover prudently incurred costs of providing service and earn the regulator‑approved rate of return on common shareholders' equity ("ROE") and/or rate of return on rate base assets ("ROA") may depend on achieving the forecasts established in the rate-setting process. There can be varying degrees of regulatory lag between when costs are incurred and when they are reflected in customer rates.

The Corporation's regulated utilities, where applicable, are permitted by their respective regulators to flow through to customers, without markup, the cost of natural gas, fuel and/or purchased power through base customer rates and/or the use of rate stabilization and other mechanisms (Note 8).

Nature of Regulation
		Allowed Common Equity (%)	Allowed ROE (1) (%)
Regulated Utility	Regulatory Authority		2020	2019	Significant Features
ITC (2) (3)	Federal Energy Regulatory Commission ("FERC")	60.0	10.77	10.63	Cost-based formula rates, with annual true-up mechanism (4) Incentive adders

TEP	Arizona Corporation Commission ("ACC") (5) FERC (6)	50.0	9.75	9.75	COS regulation Historical test year Formula transmission rates

		54.0	10.40	10.40
UNS Electric	ACC	52.8	9.50	9.50
UNS Gas	ACC	50.8	9.75	9.75

Central Hudson (7)	New York State Public Service Commission ("PSC")	50.0	8.80	8.80	COS regulation Future test year

FortisBC Energy	British Columbia Utilities Commission ("BCUC")	38.5	8.75	8.75	COS regulation with formula components and incentives (8)

FortisBC Electric	BCUC	40.0	9.15	9.15	Future test year

FortisAlberta	Alberta Utilities Commission ("AUC")	37.0	8.50	8.50	PBR (9)

Newfoundland Power	Newfoundland and Labrador Board of Commissioners of Public Utilities	45.0	8.50	8.50	COS regulation Future test year

Maritime Electric	Island Regulatory and Appeals Commission	40.0	9.35	9.35	COS regulation Future test year

FortisOntario (10)	Ontario Energy Board	40.0	8.52-9.30	8.78-9.30	COS regulation with incentive mechanisms

Caribbean Utilities (11)	Utility Regulation and Competition Office	N/A	6.75-8.75	7.50-9.50	COS regulation Rate-cap adjustment mechanism based on published consumer price indices

FortisTCI (12)	Government of the Turks and Caicos Islands	N/A	15.00-17.50	15.00-17.50	COS regulation Historical test year

(1)    ROA for Caribbean Utilities and FortisTCI
(2)    Includes the allowed common equity and base ROE plus incentive adders for ITCTransmission, METC, and ITC Midwest
(3)    Including incentive adders, the May 2020 FERC decision implies an all-in ROE for ITC's subsidiaries operating in the Midcontinent Independent System Operator ("MISO") region of 10.77%, up from 10.63% as set in the November 2019 decision. See "Significant Regulatory Developments" below
(4)    Annual true-up reflected in rates within a two-year period
(5)    Effective January 1, 2021, 53% allowed common equity and 9.15% ROE with 0.20% return on the fair value increment. See "COVID-19 Pandemic Impacts - Delayed and Postponed Regulatory Proceedings" below
(6)    Approved effective August 1, 2019, subject to refund following hearing and settlement procedures. As at December 31, 2020, $19 million (2019 - $5 million) has been reserved as a regulatory liability
(7)    Pursuant to a three-year settlement agreement arising from a 2017 general rate application, Central Hudson's rates reflect a capital structure of 48%, 49% and 50% common equity as of July 1, 2018, 2019 and 2020, respectively. See "COVID-19 Pandemic Impacts - Delayed and Postponed Regulatory Proceedings" below
(8)    Formula and incentives have been set through 2024. See "Significant Regulatory Developments" below
(9)    FortisAlberta is subject to PBR including mechanisms for flow-through costs and capital expenditures not otherwise recovered through customer rates. FortisAlberta's current PBR term expires as of December 31, 2022
(10)    Two of FortisOntario's utilities follow COS regulation with incentive mechanisms, while the remaining utility is subject to a 35-year franchise agreement expiring in 2033
(11)    Operates under licences from the Government of the Cayman Islands. Its exclusive transmission and distribution licence is for an initial 20-year period, expiring in April 2028, with a provision for automatic renewal. Its non-exclusive generation licence is for a 25-year term, expiring in November 2039
(12)    Operates under 50-year licences from the Government of the Turks and Caicos Islands, which expire in 2036 and 2037
COVID-19 Pandemic Impacts
The novel coronavirus ("COVID-19") pandemic resulted in several customer relief initiatives as well as the delay and postponement of several regulatory proceedings in 2020, as described below. The Corporation's significant regulatory proceedings, including TEP's general rate application as well as FortisAlberta's 2021 generic cost of capital ("GCOC") and Alberta Electric System Operator ("AESO") customer contribution proceedings, were concluded by the end of 2020.

Customer Relief Initiatives

UNS Energy
Pursuant to the ACC's approval of the utility's customer relief initiatives, TEP refunded to customers approximately $11 million of collected demand side management funds in excess of program costs.

In December 2020, the ACC enacted a bill credit and payment program for residential electric customers who are behind on their electric bills as a result of the COVID-19 pandemic, including automatic enrollment into an eight-month payment plan for qualified customers. TEP voluntarily created payment arrangements for commercial customers.

Central Hudson
In March 2020, as agreed with the PSC, Central Hudson postponed the collection in customer rates of approximately $4 million of deferred costs related mainly to environmental remediation until July 1, 2021.

FortisBC Energy and FortisBC Electric
In April 2020, pursuant to the BCUC's approval of the utilities' customer relief initiatives, FortisBC Energy and FortisBC Electric implemented three-month bill deferrals for certain customer classes, the repayment of which commenced in the third quarter of 2020. The BCUC also authorized the deferral of otherwise uncollectible revenue from customers, the recovery of which will be determined through a future rate filing once the financial impact of the pandemic is known.

Delayed and Postponed Regulatory Proceedings

UNS Energy
General Rate Application: TEP filed a rate application in April 2019 based on a 2018 test year. In December 2020 the ACC issued a rate order including new customer rates effective January 1, 2021 ("2020 Rate Order"). Provisions of the 2020 Rate Order include: (i) an increase in non-fuel revenue of $77 million (US$58 million); (ii) an allowed ROE of 9.15%, with a 0.20% return on the fair value increment and a capital structure of 53% common equity; and (iii) a rate base of approximately $3.5 billion (US$2.7 billion) which includes post-test year investments in Gila River natural gas generation station Unit 2 and 10 natural gas reciprocating internal combustion engine units.

Central Hudson
2020 Rates: In June 2020, the PSC approved Central Hudson's request to postpone scheduled electric and gas delivery rate increases, reflecting an increase in the equity component of its capital structure from 49% to 50%, from July 1, 2020 to October 1, 2020. The deferred revenue associated with the delay is being collected over the nine-month period to June 30, 2021.

COVID-19 Proceeding: In June 2020, the PSC initiated a generic proceeding to identify and address the effects of the COVID-19 pandemic. The outcome of this proceeding and potential impacts, if any, are unknown at this time.

FortisAlberta
Generic Cost of Capital Proceeding: In December 2018, the AUC initiated a GCOC proceeding to consider a formula-based approach to setting the allowed ROE beginning in 2021 and whether any process changes were necessary for determining capital structure in years in which a ROE formula is in place. In October 2020, given the time that had passed since initiation of the proceeding and ongoing economic uncertainty, the AUC concluded the proceeding and set the ROE for 2021 at 8.5% using a capital structure of 37% common equity, consistent with 2020. In December 2020, the AUC initiated a new GCOC proceeding to establish the cost of capital parameters for 2022 and possibly one or more future years. This proceeding is expected to be ongoing throughout 2021.
Other Electric
Caribbean Utilities: In August 2020, the Utility Regulation and Competition Office approved the postponement of Caribbean Utilities' scheduled June 1, 2020 annual rate adjustment to January 1, 2021 to provide customer relief from the economic effects of the COVID-19 pandemic. The deferred revenue associated with the delay is being collected over a two-year period beginning January 2021.

FortisTCI: In February 2020, the Government of the Turks and Caicos Islands approved a 6.8% average increase in FortisTCI's electricity rates, effective April 1, 2020, including the recovery of hurricane-related costs incurred in 2017. In March 2020, to provide customer relief from the economic effects of the COVID-19 pandemic, the effective date was postponed and new rates became effective July 22, 2020.

FortisTCI sought regulatory approval to defer its incremental operating expenses associated with the COVID-19 pandemic. Approval was granted in December 2020 to allow the deferral of approximately $1.5 million in costs, to be amortized over the remaining 15-year life of FortisTCI's licence.

Significant Regulatory Developments

ITC
ROE Complaints: In May 2020, FERC issued an order on the rehearing of its November 2019 decision on the MISO transmission owner ROE complaints and set the base ROE for the periods from November 2013 through February 2015 and from September 2016 onward at 10.02%, up to a maximum of 12.62% with incentive adders. This represents an increase from the base ROE of 9.88%, up to a maximum of 12.24% with incentive adders, determined in FERC's November 2019 decision. Including incentive adders, the May 2020 FERC decision implies an all-in ROE for ITC's subsidiaries operating in the MISO region of 10.77%, up from 10.63% as set in the November 2019 decision.

Net regulatory liabilities of $6 million and $91 million were recorded at December 31, 2020 and 2019, respectively, reflecting: (i) the terms of the May 2020 and November 2019 decisions; and (ii) $42 million refunded to customers in 2020. The May 2020 FERC decision resulted in an increase in Fortis' net earnings of $29 million in 2020, including $27 million related to the reversal of liabilities established in prior periods (2019 - November 2019 FERC decision increased Fortis' net earnings by $63 million, including $83 million related to the reversal of liabilities established in prior periods).

Review of Transmission Incentives Policy: In March 2020, FERC issued a notice of proposed rulemaking ("NOPR") that included a proposal to update its transmission incentives policy for transmission owners, including ITC, to grant incentives to projects based upon benefits to customers regarding reliability and cost savings through the reduction of transmission congestion. FERC proposed total ROE incentives of up to 250 basis points that would not be limited by the upper end of the base ROE zone of reasonableness. The NOPR also proposed, among other things, to eliminate the ROE adder for independent transmission ownership, and to increase the ROE adder for regional transmission owner participation. Comments from stakeholders, including ITC, were provided to FERC through July 2020. The outcome of these proceedings may impact future incentive adders that are included in transmission rates charged by transmission owners, including ITC.

Central Hudson
General Rate Application: In August 2020, Central Hudson filed a rate application with the PSC requesting an increase in electric and natural gas delivery revenue of $44 million and $19 million, respectively, effective July 1, 2021. An order from the PSC is expected in 2021.

FortisBC Energy and FortisBC Electric
Multi-Year Rate Plan Applications: In June 2020, the BCUC issued a decision on FortisBC Energy's and FortisBC Electric's multi-year rate plan applications for 2020 to 2024. The decision sets the rate-setting framework for the five-year period, including: (i) the level of operation and maintenance expense and growth capital to be included in customer rates, indexed for inflation less a fixed productivity adjustment factor; (ii) a forecast approach to sustainment capital; (iii) an innovation fund recognizing the need to accelerate investment in clean energy innovation; and (iv) a 50/50 sharing between customers and the utilities of variances from the allowed ROE. In the fourth quarter of 2020, the BCUC approved: (i) the January 1, 2020 delivery rate increase; and (ii) an increase in 2021 delivery rates, effective January 1, 2021, reflecting the terms of this decision.
Generic Cost of Capital Proceeding: In January 2021, the BCUC issued a notice that a GCOC proceeding will be initiated in the second quarter of 2021 and will include a review of the common equity component of capital structure and the allowed ROE effective January 1, 2022.

FortisAlberta
2018 Independent System Operator Tariff Application: In September 2019, the AUC issued a decision that addressed, among other things, a proposal to change how the AESO customer contribution policy ("ACCP") is accounted for between distribution facility owners, such as FortisAlberta, and transmission facility owners ("TFOs"). The decision prevented any future investment by FortisAlberta under the policy and directed that unamortized customer contributions of approximately $400 million as at December 31, 2017, which form part of FortisAlberta's rate base, be transferred to the incumbent TFO in FortisAlberta's service area.

In November 2020, the AUC issued a decision: (i) reversing the proposed changes to the ACCP resulting in FortisAlberta retaining its unamortized customer contributions; and (ii) directing a change in the depreciation rate for AESO contributions to reflect the parameters of the underlying transmission facilities. FortisAlberta has adjusted the estimated service life and the associated depreciation rate of the unamortized AESO contributions resulting in a decrease in depreciation expense and an associated decrease in revenue in 2020.

The AUC initiated a new proceeding in November 2020 to consider whether the ACCP should be modified on a prospective basis. A decision is expected in the second quarter of 2021.